                                                                   EXHIBIT 10(d)


STATE OF TEXAS

COUNTY OF BEXAR

                         R.L. WORTH & ASSOCIATES, LTD.

                                STANDARD LEASE
                         (OFFICE SERVICE & WAREHOUSE)

1.   PARTIES

     1.1. NAMES. This Agreement is made and entered into in duplicate originals on this the 20th day of May, 1997 by and between ALAMO FAIRGROUNDS, LTD., "LANDLORD" and PRISM TECHNOLOGIES, INC., "TENANT".

2.   PREMISES

     2.1 DESCRIPTION. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions, and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, certain premises situated with the County of Bexar, State of Texas, being approximately 57,788 Net Rentable square feet of space located at 6952 Fairgrounds Parkway, more particularly described in Exhibit "A" attached hereto and made a part hereof for all purposes, together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the said premises (hereinafter sometimes called "the Premises", the "Demised Premises", or the "Leased Premises"), located in San Antonio, Bexar County, Texas on a tract of land more fully described on Exhibit "B" attached hereto and incorporated herein by reference. The building (including all parking and common areas) of which the Premises is a part is referred to herein as the Project and is more particularly described as follows:


                     ALAMO FAIRGROUNDS BUSINESS CENTER 1


3.   TERM

     3.1 PERIOD. The term of this lease shall be for a period of five (5) years commencing on the 1st day of June 1997 ("Commencement Date") and ending on the 31st day of May, 2002.

     3.2 ACCEPTANCE OF THE PREMISES. Tenant acknowledges that it has fully inspected the Demised Premises and hereby accepts the Demised Premises and the appurtenant improvements thereto as suitable for Tenant's business purposes in their present condition, subject only to the completion of Landlord's work (Exhibit "C" hereto), hereinafter referred to as "Landlord's work".

     3.3 ADJUSTMENT. Landlord agrees to use its best efforts to complete Landlord's work on or before the commencement date as specified above. Tenant hereby accepts Exhibit "C" as the final and complete description of Landlord's work and Tenant further acknowledges that any changes in the plans which are subsequently requested by Tenant, will be made at Tenant's expense. In the event Landlord is unable to complete Landlord's work prior to the commencement of the term, as specified in Section 3.1 above, the initial term of this lease shall commence on the date when the Premises are ready for occupancy; provided, however that if Tenant takes possession of or occupies any portion of the Premises earlier than the date the Premises are ready for occupancy, then the term of this lease shall commence upon the date Tenant first occupies the Premises. The Premises shall be deemed "ready for occupancy" on the date that Landlord has substantially completed all of Landlord's work. Tenant's failure to occupy the Premises when Landlord has substantially completed all of Landlord's work shall not delay the commencement of this lease. In the event of any delay in the completion of Landlord's work, Landlord shall not be liable for any damage caused thereby; however, if such completion is delayed for more than ninety (90) days beyond the specified commencement date, then either Tenant or Landlord may declare this lease to be null and void. The parties agree to execute and deliver a written stipulation of Term of Lease prepared by Landlord, specifying the commencement and termination dates of the initial term hereof as determined above if such dates are different than those specifying in Section 3.1 above.

     3.4 OCCUPANCY PRIOR TO COMPLETION OF LANDLORD'S WORK. In the event that Tenant takes occupancy prior to the completion of Landlord's work, Landlord shall not be relieved of its duty to timely complete its work. Tenant shall provide uninterrupted access to Landlord, its subcontractors, employees, agents or representatives, and any and all inspectors from any governmental authority or agency, between the hours of 7:30 A.M. and 5:00 P.M., Monday through Friday of each week, until a Certificate of Occupancy has been issued by the City of San Antonio and Landlord's work is completed. Landlord will be responsible for applying for and obtaining a Certificate of Occupancy prior to the commencement date.

                                                   INITIALS:

                                                   LANDLORD: /s/ RLW
                                                            --------------

                                                   TENANT:  /s/  MS
                                                            --------------
                                      1




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4.   BASE RENTAL

     4.1 AMOUNT AND PAYMENT. In consideration of this Lease, Tenant, through the term of this lease, and without prior notice or demand, shall pay to Landlord, in advance, at the address set out after the signature of Landlord or at such place or places as Landlord may from time to time direct, as Base Rent, the sum of Fourteen Thousand Four Hundred Forty Five Dollars ($14,445) per month during years 1-3, Fifteen Thousand Six Hundred Dollars ($15,600) per month during years 4-5 on the first day of each month commencing June 1, 1997 in lawful money of the United States of America. THE FIRST MONTH'S BASE RENT (INCLUDING PASS THROUGHS) SHALL BE PAID IN ADVANCE TO LANDLORD TENANT UPON OCCUPYING THE PREMISES. In the event the first day of the term does not commence on the first day of the month, the prorated amount shall be paid on the first day of the term. Monthly rent for any partial month shall be prorated using the percentage which the number of days in such partial month bears to the total number of days in said month. The covenant of Tenant to pay rent hereunder is and shall be deemed a separate and individual covenant, and Tenant shall have no right of deduction or setoff whatsoever except as may be expressly set forth herein. In the event Tenant shall fail to pay the rent within ten (10) days after the date that such installment is due hereunder, Tenant shall be liable for and Landlord may collect a late charge of five percent (5%) of any monthly installment of rent or other sums due hereunder, such charge to be in addition to and not in lieu of any other remedy of Landlord hereunder. All monies received from Tenant shall be credited first to non-rent items and last to rent regardless of notations on checks.

     THE AMOUNT(S) SET FORTH HEREIN FOR PAYMENT OF RENT (OR ADDITIONAL RENT) AS MAY BE ADJUSTED FROM TIME TO TIME IN ACCORDANCE WITH THIS LEASE) SHALL BE
DEEMED FINAL AND CONCLUSIVE AS BETWEEN THE PARTIES HERETO. ACCORDINGLY, SUCH AMOUNT(S) SHALL NOT BE SUBJECT TO CHANGE FOR REASONS RELATING TO THE ACTUAL
SIZE AND/OR DIMENSIONS OF THE PREMISES OR THE PROJECT, FOR ANY DIFFERENCE IN
THE ACTUAL SIZE RELATIVE TO THE PROPOSED SIZE OF THE PREMISES OR THE PROJECT, OR FOR ANY REASON NOT SPECIFICALLY SET FORTH HEREIN.

     4.2 PAYMENTS AND PERFORMANCE. Tenant agrees to pay all rents and all other sums required to be paid to Landlord at the times and in the manner provided by the lease. The obligation of Tenant to pay rent is an independent covenant and under no circumstances shall Tenant be released from its obligation to pay rent.

     4.3 SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Nineteen Thousand Five Hundred Eighty Dollars ($19,580.00) as security for the full performance of all the provisions of this lease. If at any time during the term hereof, or the term as it may be extended, Tenant shall be in default in payment of rent or any other sum due Landlord as additional rent, Landlord may apply all or a part of the security deposit for such payment. Landlord may also apply all or a part of the deposit to clean or repair damages to the Lease Premises. If Tenant is not in default, June 18, 1998, Landlord shall return the remaining deposit to Tenant on such date. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.

     4.4 ESCROW FOR PAYMENT OF TENANT'S SHARE OF COMMON AREA MAINTENANCE EXPENSES, TAXES, AND INSURANCE. Tenant, upon the request of Landlord, shall pay monthly during the term of this Lease, in addition to the monthly rental set out in Section 4.1, an amount equal to one-twelfth (1/12) of Tenant's estimated Common Area Maintenance Costs and the Tenant's portion of any taxes and insurance on the Project of which the Premises are a part as reasonably estimated by Landlord, such sums to be held by Landlord without bond or accrual of accrual of interest thereon in the general funds of Landlord to pay such Common Area Maintenance Costs and Tenant's portion of any taxes and insurance on the Project as and when they are incurred or become due. The failure to pay such sums upon demand shall be treated in the same manner as a default in the payment of rent hereunder when due. Within sixty (60) days after the close of each fiscal year, Landlord, upon written request of Tenant, shall furnish Tenant a statement of all such expenses to Tenant for the year just ending, such statement to include an allocation of such expenses to Tenant as herein provided. If the expenses shall exceed the money collected, Tenant shall pay within thirty (30) days demand the additional sums as provided herein, and if an excess shall accumulate in such fund, then Landlord shall refund the excess to within thirty (30) days.

5.   USE, LAWS AND REGULATIONS

     5.1 THE LEASED PREMISES. The Leased Premises may be used and occupied only for office and light manufacturing of medical and sports related products utilizing injection mold equipment and for no other purpose or purposes without Landlord's prior written consent. Tenant will maintain the premises in a clean and healthy condition, and Tenant shall promptly comply with all governmental law, ordinances, orders and regulations and Landlord's rules affecting the Leased Premises and their cleanliness, safety, occupation and use. Landlord shall make and shall pay for any renovations to the Premises at the Commencement Date of the Lease, which are required so to as cause Tenant's use of the Premises to comply with the Americans with Disabilities Act (ADA) and all regulations issued thereunder, and subsequent to the Commencement Date Tenant shall be responsible for ADA compliance. After Tenant has accepted the Premises, Tenant shall comply promptly with the requirements of the Board of Fire Underwriters, the City of San Antonio Fire Code, and requirements of Landlord's insurance carrier, as applicable to the Leased Premises. Landlord, at its own expense, will obtain an occupancy permit prior to move in.




                                                   INITIALS:

                                                   LANDLORD: /s/ RLW
                                                            --------------

                                                   TENANT:  /s/  MS
                                                            --------------

Tenant, Tenant's employees and invited guests will not perform any act or carry on any practices that may injure the building or disturb the rights, comforts or conveniences of persons at adjoining premises. Tenant may not store any trash, equipment, vehicles or merchandise on any outside parking areas or loading areas, except in areas specifically designated and approved in writing by Landlord for such purposes. Unless provided in Common Area Costs contained herein in Section 8.2 of this lease, Tenant will provide sanitary receptacles for any and all trash, rubbish or discarded merchandise. Such receptacles will be emptied as required in order to maintain the Premises in a clean and sanitary fashion. All such expenses of trash storage and removal will be borne by Tenant. Vehicles owned or operated by or for Tenant, Tenant's employees, agents or invitees may be parked only in those areas designated by Landlord immediately in front of, behind, or to the side of the Premises.

     5.2 INSURANCE. No use shall be made or permitted to be made of the Premises by Tenant or acts done by Tenant which increase the costs of Landlord's insurance as provided for in Section 14.2 of this lease or which increase the cost of insurance as carried by any other tenant of the building which contains the Leased Premises. In the event that any such use or act is performed or permitted by Tenant, Tenant will pay to Landlord promptly upon demand the amount of any such increase in Landlord's insurance cost, together with the amounts of any such increases in other tenant's insurance costs as Landlord shall have reasonably paid as reimbursement to such other tenants. Tenant will not, in any event, permit or perform any use or act within the Premises which will cause the cancellation of any insurance policy concerning the Premises or the contents thereof and agrees to indemnify Landlord against all claims or actions for loss which result from any such act of cancellation.

     5.3 FIRE PROTECTION SYSTEM. Prior to the Commencement Date, Landlord shall test the existing fire protection system and make any repairs necessary to place same in good working order. Landlord hereby represents and warrants that as of the commencement date, the fire protection system in the Premises will be in good working order and repair and be functioning as designed. Tenant hereby accepts any fire protection system (if any) for the Premises as sufficient for Tenant's purposes and agrees to maintain same in good working order at all times. Any modification to the water sprinkler fire protection system within the Premises (if any) required by governmental authorities as a result of Tenant's particular use shall be at Tenant's cost and expense.

     5.4 COMBUSTIBLE MATERIAL. Tenant shall not use the Premises for storage of polystyrene trays or any other highly flammable/combustible or otherwise inherently dangerous materials or of any other material which is prohibited by Landlord's insurance carrier.

6.   UTILITIES

     6.1 RESPONSIBILITY. Landlord's responsibility with respect to natural gas (if any) and electrical utility services hereunder shall be limited to the connection and maintenance of the service lines and meters to the Premises, which are in place on the commencement date of this lease. Tenant shall have the entire responsibility to contract for and maintain gas and electrical utility services through such service lines and Tenant shall not in any event be relieved of any of Tenant's obligations under this lease by reason of Tenant's failure or inability to contract for or maintain any such service.

     6.2 PAYMENT. Tenant shall pay, prior to delinquency, for all water, gas, heat, electricity, telephone, sewage, air conditioning and ventilating, janitorial and other materials and services which may be furnished to or used in or about the Premises during the term of this lease. Common meter water and sewer charges shall be apportioned pro rata among tenants on the basis of relative floor areas. In the event that Tenant occupies the Premises prior to the effective transfer of utility service charges into Tenant's own name, then Tenant agrees to reimburse Landlord for Tenant's pro rata share of common meter gas and electrical service charges, such share to be based upon the relative floor areas of the tenants being served by such common meter. It is the intention of the parties hereto that such apportionment of common meter utility charges equitably represents relative tenant usage of such utilities.
In the event of significantly disproportionate use of common meter services by Tenant, Landlord reserves the right to allocate the cost of same to Tenant on a reasonable specific basis.

7.   TAXES AND INSURANCE

     7.1 PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Demised Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Demised Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     7.2   REAL PROPERTY TAXES.
           (a) Tenant agrees to pay its proportionate share of all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "Taxes"), levied or assessed against the project. Notwithstanding the foregoing, in no event shall Tenant's share of taxes include any component for (i) interest on penalties due to the failure of any party to remit any portion of taxes to the applicable authority when due, (ii) improvements made to the project after the date hereof which were not made for the Benefit of Tenant or all of the






                                                       INITIALS:

                                                       LANDLORD: /s/ RLW
                                                                ---------------
                                                       TENANT:   /s/ MS
                                                              -----------------
                                      3

Tenants of the project, or (iii) improvements made at any time for the benefit of any Tenant other than the Tenant. During each month of the term of this lease, Tenant shall make a monthly escrow deposit with Landlord equal to 1/12 of its proportionate share of the Taxes on the project which will be due and payable for that particular year. Tenant authorizes Landlord to use the funds deposited by him with Landlord under this Paragraph 7.2 to pay the Taxes levied or assessed against the project. Each Tax Escrow Payment shall be due and payable at the same time and in the same manner as the time and manner of the payment of Base Rental as provided herein. THE AMOUNT OF THE INITIAL MONTHLY TAX ESCROW PAYMENT SHALL BE $2,658.00. The initial monthly Tax Escrow Payment is based upon Tenant's proportionate share of the estimated taxes on the project for the year in question, and the monthly Tax Escrow Payment is subject to increase or decrease as determined by Landlord to reflect an accurate escrow of Tenant's estimated proportionate share of the Taxes. The Tax Escrow Payment account of Tenant shall be reconciled annually. If the Tenant's total Tax Escrow Payments are less than Tenant's actual pro rata share of the Taxes on the project, Tenant shall pay to Landlord within thirty (30) days of its receipt of written demand the difference. If the total Tax Escrow Payments of Tenant are more than Tenant's actual pro rata share of the Taxes on the project, Landlord shall refund such excess and credit it to Tenant's within thirty (30) days. Tenant's proportionate share of the Taxes on the project shall be computed by multiplying the Taxes by a fraction, the numerator of which shall be the number of square feet of floor space in the Demised Premises and the denominator of which shall be the number of gross leasable square feet in the project. (Add Insert #1)
         (b) If Tenant should fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such taxes, assessments, and governmental charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable upon demand as additional rental plus interest at the rate of fourteen percent (14%) per annum from the date of payment by Landlord until repaid by Tenant.
         (c) If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments, levies, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents on the present or any future building or buildings on the project, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.
         (d) Any payment to be made pursuant to this Paragraph 7.2 with respect to the real estate tax year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as that part of such tax year covered by the term of this lease bears to a full tax year.

    7.3 INSURANCE. Tenant agrees to pay its proportionate share of Landlord's cost of carrying fire and extended coverage insurance ("Insurance") on the project. Such insurance shall be in an amount equal to the full replacement cost of the improvements at the project. In no event shall Tenant's proportionate share of such costs ever include any component for debit modifiers or any other adjustments due to any prior loss history of Landlord on its other properties. During each month of the term of this lease, Tenant shall make a monthly escrow deposit with landlord equal to 1/12 of its proportionate share of the Insurance on the project which will be due and payable for that particular year. Tenant authorizes Landlord to use the funds deposited by him with Landlord under this Paragraph 7.3 to pay cost of such Insurance. Each Insurance Escrow Payment shall be due and payable at the same time and manner of the payment of Minimum Guaranteed Rental as provided herein. THE AMOUNT OF THE INITIAL MONTHLY INSURANCE ESCROW PAYMENT SHALL BE $289.00. The initial monthly Insurance Escrow Payment is based upon Tenant's proportionate share of the Estimated Insurance on the project for the year in question, and the monthly Insurance Escrow payment is subject to increase or decrease as determined by Landlord to reflect an accurate monthly escrow of Tenant's estimated proportionate share of the Insurance. The Insurance Escrow Payment account of Tenant shall be reconciled annually. If the Tenant's total
Insurance Escrow Payments are less than Tenant's actual pro rata share of the Insurance on the project, Tenant shall pay to Landlord within thirty (30) demand the difference. If the total Insurance Escrow Payments are more than Tenant's actual pro rata share of the insurance of the project, Landlord shall retain such excess and credit it more than Tenant's actual pro rata share of the insurance on the project, Landlord shall retain such excess and credit it to Tenant's Insurance Escrow Payment account. Tenant's proportionate share of the cost of insurance on the project shall be computed by multiplying the cost of Insurance by a fraction, the numerator of which shall be the number of square feet of floor space in the Demised Premises and the denominator of which shall be the number of gross leasable square feet in the project.

    7.4 RECORDS. Landlord, for a period of 90 days after its demand for payment, shall make available to Tenant during reasonable business hours after reasonable notice, for inspection and copying, all records of Landlord relating to the Real Property Taxes or insurance payments made by Tenant.

8.  MAINTENANCE AND REPAIRS

    8.1 LANDLORD'S DUTIES. Landlord, at its sole cost and expense, shall maintain in a good state of repair the exterior of the roof and exterior walls and all structural portions of the roof, exterior walls, floors and foundations of the Premises, except for any repairs caused by the negligent acts or omissions of Tenant, Tenant's agents, employees or invitees and all repairs to damage caused by the Landlord, its agents, employees or contractors. Landlord shall maintain heating and air conditioning systems within the Leased Premises for the first one hundred eighty (180) days of this lease term only and Tenant shall maintain such systems, at Tenant's expense, at all times thereafter.




                                                   INITIALS:

                                                   LANDLORD: /s/ RLW
                                                            --------------

                                                   TENANT:  /s/  MS
                                                            --------------

    8.2  COMMON FACILITIES.
         (a) For the purposes hereof, "Common Facilities" is defined as those areas of the building and/or project of which the Demised Premises are a part other than tenant spaces on spaces held for rent, including, without limitation, parking area open for use by the public, driveways, truckways, delivery passages, common truck loading areas, walkways, concourses and landscaped areas. Tenant, and its agents, employees, customers and licensees, shall have the non-exclusive right to use the common facilities as constituted from time to time, such use to be in common with Landlord, other lessees of the project, and other persons entitled to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe, including the designation of specific areas in which automobiles owned by Tenant, its agents, employees and licensees, shall be parked. Landlord may temporarily close any part of the common facilities for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations. Landlord also reserves the right to dedicate portions of the common facilities for street, park, utility and other public purposes.
         (b) Landlord shall be responsible for the operation, management, and maintenance of the Common Facilities, the manner of maintenance and the expenditures therefore to be in the reasonable discretion of Landlord in keeping with similar properties.
         (c) As used in this lease, the term "Common Area Costs" shall mean the reasonable total of all items of expense relating to operating, managing, equipping, policing and protecting (if Landlord so elects), lighting, repairing, replacing and maintaining the utility of the common facilities in the same condition as when originally installed (normal wear and tear excepted and excluding items of a capital nature). Such costs and expense shall include, but not be limited to, removal of trash from common receptacles (if provided in the Project), dirt, and debris: costs of planting, replanting, and replacing flowers and landscaping, and supplies required therefor; costs of seasonal and permanent decorating; costs of painting, repairing and striping the parking lot and curbing; and all costs of utilities used in connection therewith, including, but not limited to, all costs of maintaining lighting facilities,and storm drainage systems; costs of consultants used to protest the property tax value on the Project; and costs involving Landlord's portion of any maintenance expenses and assessments for the business park or Owner's Association in which the project is located. Common area maintenance costs are estimated to be $.018 per square foot monthly or $1040.00, and such estimate shall be paid monthly.
         (d) Effective upon the date on which rental shall be determined to commence under the provisions hereof, and as additional rent hereunder (payable at the same time or times as Rent, Tenant shall pay to Landlord Tenant's proportionate share of the Common Area Costs (based upon Landlord's estimates made prior to or at the commencement date of this Lease and from time to time thereafter, subject to adjustment as hereinafter provided in the next Section), which share shall be computed to be the product which results by multiplying such Common Area Costs by the percentage that the total number of square feet of floor area in the Demised Premises bears to the total number of leasable square footage of buildings located on the Property.
         (e) Within sixty (60) days following the end of each calendar year, Landlord shall furnish to Tenant a statement showing the total common area costs for the calendar year under the preceding Section. If Tenant's share of such common area costs for such calendar year shall exceed Tenant's payment so made, Tenant shall pay to Landlord the deficiency within thirty (30) days after receipt of said statement. If Tenant's payments shall exceed Tenant's share of such common area costs as shown on such statement, Landlord shall refund the excess payments to Tenant within thirty (30) days. The common area costs shall be subject to reasonable audit by Tenant, at Tenant's expense, with in ninety
(90) days after Tenant's receipt of the above mentioned statement from Landlord. Landlord shall use diligent efforts to minimize such costs of operation and maintenance in a manner consistent with good service center practices in the community where the Project is located.

    8.3 TENANT'S DUTIES. Tenant, at its sole cost and expense, shall maintain in a clean and sanitary condition and in a good state of repair all other portions of the Demised Premises, including, but in no way limited to, all plumbing, wiring, glazing, windows, doors, floors, ceilings, interior walls and the interior surface of exterior walls, all fixtures, fire protection systems, equipment, signs, except for repairs caused by the negligent acts or omissions of Landlord and its agents. Tenant shall assume the responsibility for maintenance and replacement of heating and air conditioning systems after the first one hundred eighty (180) days of the lease term. To the extent Landlord is party to or beneficiary of, any service contracts or warranties covering any item for which Tenant is responsible hereunder Landlord shall assign same to Tenant on the Commencement Date.

    8.4 PARKING LOT DAMAGE. Tenant shall not be permitted to dump or drain any garbage, waste water, refuse, liquids or any other materials directly on to the parking lot surface within the Project without the prior consent of Landlord. Tenant shall also be responsible for any damage to the parking lot caused by vehicles and equipment utilized in connection with Tenant's use of the Demised Premises.

    8.5 FAILURE TO PERFORM. In the event Tenant fails to maintain the Demised Premises pursuant to the above provisions, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work within thirty (30) days after Tenants receipt of written notice from Landlord of the need for such and diligently pursue it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand or deducted by




                                                             INITIALS:

                                                             LANDLORD: /s/ RLW
                                                                      ---------

                                                             TENANT:  /s/  MS
                                                                      ---------

Landlord from Tenant's finishout savings (if any) described in Exhibit "C" or security deposit (if any). Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing such work.

        8.6 CONDITION AT END OF TERM. Upon the termination of this lease or upon the expiration of the term of this lease, Tenant shall surrender the Premises in the same condition as received, normal wear and tear, damage which is Landlord's responsibility hereunder and damage by earthquake, act of God or the elements alone excepted. Specifically, Tenant will restore or replace any portion of the floor, door or wall surfaces within the Demised Premises which have been scratched, gouged, broken, or otherwise marred beyond normal wear and tear by Tenant's operations within the Premises and agrees to reasonably clean such surfaces of dirt, grease, paint, tire marks, or other discoloration prior to surrendering the Premises to Landlord upon the termination of this lease. Tenant's duties hereunder shall include the duty to clean the Premises and to deliver the current keys to Landlord. Failure to do so shall constitute a failure to perform under Section 8.5 above.

9.      ALTERATIONS

        9.1 TENANT'S RIGHT TO MAKE ALTERATIONS. Tenant shall not make or permit to be made any alterations or changes in or additions to the exterior or structural interior of the Demised Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall, unless otherwise specifically waived in writing by Landlord (if not in default hereunder), prior to the expiration of this lease, or any extension thereof, remove all fixtures, equipment and improvements which Tenant has placed in the Demised Premises, and repair all damages to the Demised Premises caused by such removal. Notwithstanding the foregoing Landlord acknowledges that Tenant will be installing its own air conditioners and water tower at the Premises and agrees that Tenant shall be entitled to remove these items at any time provided Tenant repairs all damage caused by such removal and return the effected area to substantially the condition same were in before Tenants installation, normal wear and tear excepted.

10.     LIENS

        10.1 TENANT'S OBLIGATION. Tenant shall keep the Premises, and any building of which the Premises are a part free and clear of any liens arising out of work performed or caused to be performed by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event any lien is filed, Tenant shall do all acts necessary to discharge such lien within thirty (30) days of filing; or, if Tenant desires to contest any lien, then Tenant shall deposit with Landlord such security as Landlord shall reasonably demand to ensure the payment of the lien claim. In the event Tenant shall fail to pay any lien claim when due or shall fail to deposit the security with Landlord, then Landlord shall have the right to expend all sums necessary to discharge the lien claim, and Tenant shall pay promptly after demand all sums expended by Landlord in discharging any lien, including attorney's fees and costs.

        10.2 LANDLORD LIENS. Landlord shall have a lien upon, and security interest in, all of the fixtures, furniture, equipment, stock, goods, merchandise and other property placed on the Demised Premises during the term of the Lease, to secure the payment of rentals and other sums due hereunder for the entire term of the Lease. In addition to the remedies granted by law, Landlord shall have and may exercise with respect to said collateral, all of the rights, remedies and powers of a secured party under the Uniform Commercial Code, including, without limitation, the right and power to sell, at a public or private sale or sales, or otherwise dispose of, lease or utilize, the collateral and any part or parts thereof in any matter authorized or permitted under said Code upon default by Tenant. At Landlord's request, Tenant shall execute and deliver to Landlord a financing statement appropriate for use under the Uniform Commercial Code or a signed counterpart of this Agreement or the short form thereof may be used as such financing statement. Landlord hereby agrees to subordinate its liens for rent and other sums to any equipment and/or inventory financing of Tenant.

11.     ENTRY

        11.1 RIGHTS OF LANDLORD. Landlord and its agents shall have the right at any reasonable time and upon reasonable prior notice to enter upon the Premises for the purposes of inspection, construction, serving or posting notices, showing to a prospective purchaser or tenant, or making any changes or alterations or repairs which Landlord shall deem necessary for the protection, improvement or preservation of the premises or the building of which the Premises are a part, or for any other lawful purpose; provided that any such entry shall not unreasonably interfere with Tenant's on-going operations at the Premises. At any time after ninety (90) days prior to the expiration of the term of the lease, Landlord may place thereon any usual or ordinary "For Lease" or "For Sale" signs.

12.     ASSIGNMENT AND SUBLETTING

        12.1 LIMITATION. Tenant shall not assign, pledge or encumber this lease, or sublet the whole or any part of the Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed. This prohibition against assigning or subletting shall be construed to include a prohibition against any


                                                          INITIALS:

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                                                                    --------
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                                                                    --------
assignment or subletting by operation of law; provided, however, that a sale of stock of Tenant shall not be deemed or construed as an assignment or subletting by operation of law for purposes of this lease. In the event of any assignment or subletting of this lease made with or without Landlord's consent, Tenant shall nevertheless remain liable for the performance of all of the terms, conditions and covenants of this lease. Landlord shall be entitled to, and Tenant shall promptly remit to Landlord as addition rental hereunder, all sums which Tenant receives as the result of any such subletting or assignment in excess of the fixed rental payments to Landlord required hereunder, whether or not such subletting or assignment is consented to by Landlord. Any such assignment or subletting without the prior written consent of Landlord shall be void and constitute a breach of the lease and shall, at the option of the Landlord, terminate the lease. No consent to any assignment, voluntarily or by operation of law, of this lease or any subletting of said premises shall be deemed to be a consent to any subsequent assignment or subletting, except as to the specific instance covered thereby. Notwithstanding any of the foregoing to the contrary, Tenant shall be entitled to assign this Lease or sublet the Premises to any affiliate of Tenant without Landlord's prior consent.

13.     INDEMNIFICATION

        13.1 TENANT'S OBLIGATIONS. TENANT SHALL HOLD HARMLESS, INDEMNIFY AND DEFEND LANDLORD, ITS EMPLOYEES AND AGENTS, AGAINST ALL CLAIMS, DEMANDS AND ACTIONS FOR LOSS, LIABILITY, DAMAGE, COST AND EXPENSE (INCLUDING ATTORNEY'S
FEES) RESULTING FROM INJURY OR DEATH TO ANY PERSON AND DAMAGE TO PROPERTY CAUSED BY THE ACT OR OMISSION OF ANY PERSON, EXCEPT LANDLORD, ITS EMPLOYEES AND AGENTS, WHILE IN, OR UPON THE PREMISES DURING THE TERM OF THIS LEASE OR ANY OCCUPANCY HEREUNDER.

        13.2 LANDLORD'S OBLIGATION. LANDLORD SHALL HOLD HARMLESS, INDEMNIFY AND DEFEND TENANT AND ITS EMPLOYEES AND AGENTS AGAINST ALL CLAIMS, DEMANDS AND ACTION FOR LOSS, LIABILITY, DAMAGE, COST AND EXPENSE (INCLUDING ATTORNEY'S
FEES) RESULTING FROM INJURY OR DEATH TO ANY PERSON AND DAMAGE TO PROPERTY CAUSED BY THE ACTION OR OMISSION OF LANDLORD, ITS EMPLOYEES AND AGENTS, WHILE IN, UPON OR CONNECTED IN ANY WAY WITH THE PREMISES OR THE PROJECT DURING THE TERM OF THIS LEASE OR ANY OCCUPANCY HEREUNDER.

14.     INSURANCE COVERAGE

        14.1 PUBLIC LIABILITY. Tenant shall take out and keep in force during the term of this lease, at Tenant's expense, comprehensive general liability insurance protection in the limit of $1,000,000 bodily injury liability protection per each occurrence and property damage liability protection of $350,000 per each occurrence. Landlord shall maintain comprehensive general liability insurance protection with a least equivalent limits.

        14.2 FIRE INSURANCE. Landlord shall take out and keep in force during the term of this lease, at Landlord's expense, a Texas standard fire insurance policy, including coverage for the perils enumerated under the policy definition of fire, lightning and extended coverage, with six months' rent insurance covering all of the buildings in the Project which contains the Lease Premises as identified on Exhibit "A" attached hereto. The proceeds shall be applied by Landlord pursuant to the provisions of Section 17. Tenant acknowledges that Landlord's insurance will not cover Tenant's property.

        14.3 WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible. All fire and extended coverage insurance carried by either Landlord or Tenant covering losses arising out of the destruction of or damage to the Demised Premises or its contents shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier.

        14.4 PROCEDURE. The policies required by Sections 14.1 and 14.2 shall be with a Best's A+, Class X company. A certificate as to such tenant insurance shall be delivered to Landlord annually and all renewals thereof shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms. Tenant and Landlord shall have the right to provide such insurance coverage pursuant to blanket policies, provided such blanket policies expressly afford coverage to the Premises and to Tenant and Landlord as required by this lease. Tenant shall obtain a written obligation on the part of any such insurance company to notify Landlord in writing of any delinquency in premium payments and at least ten (10) days prior thereto of any cancellation of any such policy. Tenant agrees that if Tenant does not take out such insurance or keep the same in full force and effect, Landlord may take out the necessary insurance and pay the premium therefor, and Tenant shall promptly repay to Landlord the amount so paid, after demand, as additional rental.

15.     DEFAULT BY TENANT


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                                                                   ---------
                                                         TENANT:   /s/ MS
                                                                   ---------

        15.1 Tenant shall be deemed in default in the event any of the following occurs:

                (a) Default in the prompt payment of rent when the same is due and continuance in such default for ten (10) days after such due date; or

                (b) Violation of any other of the covenants performable by Tenant hereunder after the expiration of twenty (20) days following the receipt of notice of such violation or such longer period of time as may be reasonably necessary to cure such violation provided Tenant completes the cure of same within said twenty (20) day period and continues such efforts with reasonable diligence until completed.; or

                (c) Tenant or any guarantor of Tenant's obligations hereunder files a voluntary petition in bankruptcy, be adjudged bankrupt, be placed in or subjected to receivership, or make an assignment for benefit of creditors; or

        Upon default, Landlord may immediately reenter the Demised Premises by summary proceedings or by force or otherwise, provided that no breach of the peace should occur, without further notice and without being liable for prosecution, take possession of the Demised Premises and remove all persons therefrom, and may pursue all legal remedies, including cancellation of this Lease or subletting the Premises as agent for Tenant or otherwise, and receive the rent therefor, applying the same first to the payment of such expenses as the Landlord may incur in entering and letting, then to the payment of the rent payable under this lease and the fulfillment of Tenant's covenants hereunder, the balance, if any, to be paid to Tenant, who shall remain liable for any deficiency. Upon the reentering of said Premises, Landlord may remove all or any part of the personal property of Tenant remaining on the Premises and store the same at Tenant's expense. If said personal property remaining on the Premises is not claimed by Tenant or a Lienholder claiming an interest in Tenant's property within sixty (60) days after such entry, title to the same shall vest in Landlord. Add Insert #3.

        15.2 BANKRUPTCY OF TENANT. If this lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., any and all funds payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all funds or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this lease is assigned pursuant to the provisions of the Bankruptcy code shall be deemed without further act or deed to have assumed all of the obligations arising under this lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

16.     COST OF SUIT

        16.1 RIGHT TO RECOVER. If legal action shall be brought by either of the parties hereto for the unlawful detainer of the Premises, for the recovery of any rent due under the provisions of this lease, or because of the breach of any term, covenant or provision hereof, the party prevailing in said action shall be entitled to recover costs of suit and reasonable attorney's fees incurred by the prevailing party in the action.

17.     DAMAGE TO PREMISES BY FIRE OR OTHER CASUALTY

        17.1 RESTORATION OF THE PREMISES. In the event that the Leased Premises are damaged by fire or other casualty, Tenant shall give immediate written notice of such damage to Landlord and to any mortgage of the Premises whose address shall have been furnished it, and Landlord shall proceed with all reasonable diligence to commence and complete restoration of the Premises within one hundred twenty (120) days from the date of such damage, during which restoration period this lease shall remain in full force and effect, except that rental shall be reduced in proportion to the percentage which the area of the unusable portion of the Premises bears to the area of the entire Premises. Landlord's obligation to restore the Premises shall be limited to the scope of Landlord's original work, and Tenant shall be entirely responsible for the restoration of improvements made by Tenant or Tenant's personal property. In the event that the Leased Premises cannot be restored within one hundred twenty
(120) days of the date of such damage, then either Landlord or Tenant may cancel this lease effective upon written notice of such cancellation given to the other party.

        17.2 NO RESTORATION. Notwithstanding anything contained hereinabove to the contrary, in the event that the cost of restoration exceeds $350,000 and any mortgagee of the Premises refuses to make the proceeds of Landlord's insurance immediately available to Landlord for the restoration of the Premises, or in the event that such damage is the result of any casualty other than a casualty for which Landlord is required by Section 14.2 of this lease to provide insurance, or in the event that the cost of such restoration is estimated to exceed eighty percent (80%) of the replacement cost of the entire Premises, then Landlord, at Landlord's option, shall be released from the obligation to restore the Premises by giving notice of such event and of Landlord's election not to so restore, which notice must be given to Tenant within thirty (30) sixty (60) days of the date of the damage, provided, however, that should Landlord elect to not restore the premises, Tenant may, at its option, terminate this Lease by sending written notice of termination to Landlord within forty-five (45) days of the date Tenant receives written notice of Landlord's election. In the event that the Leased Premises cannot be restored within one hundred twenty (120) days of the date of such damage, then




                                                   INITIALS:

                                                   LANDLORD: /s/ RLW
                                                            --------------

                                                   TENANT:  /s/  MS
                                                            --------------
either Landlord or Tenant may cancel this lease effective upon written notice of such cancellation given to the other party.


18.     EMINENT DOMAIN

        18.1 PREMISES TAKEN. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the parking area of the Project is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), terminate this lease as of the date the condemning authority takes such possession.

        18.2 PREMISES REMAINING. If Tenant does not terminate this lease in accordance with the foregoing, Landlord, at its expense, shall restore the improvements to an architectural whole, and this lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the original Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain, or any payment made under threat of the exercise of such power, shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss or damage to Tenant's trade fixtures, removable personal property, and improvements which were made by Tenant.

19.     HOLDING OVER

        19.1 HOLDOVER. Should Tenant continue to occupy the Premises after the expiration of the term hereof, whether with or against the consent of Landlord, such tenancy shall be from month to month and under all the terms, covenants and conditions of this lease, but at one hundred fifty percent (150%) the Base Rental required herein.

20.     SUBORDINATION AND STATEMENT OF CONDITION OF LEASE

        20.1 SUBORDINATION. Tenant accepts this lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the Demised Premises or the Project and to all existing recorded restrictions, covenants, easements and agreements with respect to the Demised Premises or the Project. This subordination shall be self-operative without the necessity of the execution of any further instruments by Tenants, but upon the request of any present or future mortgage, Landlord is hereby irrevocably vested with full power and authority, if it so elects, at any time, to subordinate this lease to any mortgage hereafter placed upon the Demised Premises or upon the entire premises by executing a written subordination instrument as attorney-in-fact for Tenant, and Tenant further agrees upon demand to execute any additional instruments subordinating this lease as Landlord may request. If the interests of Landlord under this lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the Demised Premises, Tenant shall be bound to the transferee (sometimes called the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by Purchaser, Tenant agrees to attorn to the Purchaser. Notwithstanding the above, the subordination of this Lease to any mortgage, deed of trust or other mortgage lien hereafter placed upon the Demised Premises and/or the Land shall be contingent upon the holder of any such lien ("Lienholder") entering into an agreement with Tenant in form and substance acceptable to Tenant, which shall provide, inter alia, that so long as there exists no default by Tenant under this Lease, Tenant's rights under this Lease shall not be terminated or disturbed by Lienholder or any purchaser or subsequent owner of the Project and/or the Land in the exercise of any of such Lienholder's rights under Lienholder's mortgage, deed of trust or other mortgage lien, nor in any other way under this Lease except in accordance with its terms. Landlord will obtain a non-disturbance agreement signed by the current lender within thirty (30) days of execution of this Lease, in a form similar to Exhibit "F", attached.

        20.2 CONDITION OF LEASE. Tenant shall execute, acknowledge and deliver to Landlord, without any charge, at any time within ten (10) days after request by Landlord, a written statement or estoppel certificate as may be required by any mortgagee or purchaser of the premises to the effect that this lease, as of said date, is unmodified and in full force and effect (or if there have been modifications, that this lease is in full force and effect as modified), the date of commencement of the lease, the date on which rental has been last paid, and such other information as Landlord shall reasonably request, any such statement by Tenant shall be used by Landlord for delivery to and reliance upon by prospective purchasers and lenders whose security will consist of liens upon the premises and buildings of which the premises are a part and shall not affect Tenant's right to later assert any subsequent default or modification.

21.     SIGNS




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                                                            --------------

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                                                            --------------

     21.1 PREMISE SIGN. Tenant, at Tenant's expense, may affix one sign to the exterior of the premises in a location previously designated by Landlord. Such sign must meet Landlord's requirements with respect to size, shape, construction, materials, design and color, and must be approved in writing by Landlord prior to its installation by Tenant.

     21.2 PYLON SIGN. If the Project has a pylon sign (tenant menu sign) at the street, Landlord may place Tenant's name on such signage at Landlord's expense.

23. SECURITY

     23.1 SECURITY. Tenant, at Tenant's own expense, shall provide whatever security and/or alarm systems which Tenant deems necessary and appropriate for the protection of the Demised Premises and of Tenant's fixtures, inventory and equipment located therein. In no event shall Landlord be responsible for loss of or damage to any of Tenant's fixtures, inventory and equipment situated in the premises, even though Landlord may have provided general area security or guard services. Tenant is expressly advised that if Tenant should place any fixtures, inventory and equipment within the premises prior to the time the premises are completed and delivered to Tenant, the risk of loss or damage to the same will be greatly increased in view of the fact that numerous people will, out of necessity, be permitted access to the premises for the purpose of completing the same. Landlord may provide general area security or guard services as required from time to time, in which event Tenant shall pay to Landlord, promptly after demand, Tenant's pro rata share of the costs incurred by Landlord in having such services performed, such pro rata share to be determined by the percentage which the square footage of the leased premises bears to the total square footage of the building(s) benefitting from such services. Tenant is hereby notified that Landlord maintains no security with respect to keys and that Tenant may (at Tenant's expense) change or re-key the premises' locks as deemed necessary by Tenant without Landlord's consent. Upon default per section 15.1 of this lease, Landlord may change or re-key the premises' locks without Tenant's consent or notice to Tenant.

24. NOTICE

        24.1 REQUIREMENT. All notices or demands of any kind required to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered (i) forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, or (ii) on the first business day following the deposit of the notice with Fedex or any similar overnight delivery service as a prepaid item for delivery the next business day, at the following addresses, or such other address as shall be designated by either party in compliance with the provisions of this paragraph, to wit:

      Landlord:                                        Tenant:
ALAMO FAIRGROUNDS, LTD.                                PRISM TECHNOLOGIES, INC.
-----------------------                                ------------------------
R.L. Worth & Associates, Ltd.                          6952 Fairgrounds Parkway
Managing Agent for Owner                               San Antonio, Texas 78238
4040 Broadway, Suite 522
San Antonio, Texas 78209

25. WAIVER

     25.1 EITHER PARTY. No covenant, term or condition or breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance of all or any portion of rent at any time shall not be deemed to be a waiver of any covenant, term or condition as to the rent payment accepted.

26. MISCELLANEOUS

     26.1 CAPTIONS. The captions of the paragraphs contained in this lease are for convenience only and shall not be deemed to be relevant in resolving any questions of interpretation or construction of any paragraph of this lease.

     26.2 SUCCESSORS AND ASSIGNS. All of the terms, covenants and conditions of this lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, legal representatives, successors and assigns, except that nothing in this provision shall be deemed to permit any assignment, subletting or use of the premises other than as provided for herein.


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                                                            --------------

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                                                            --------------

     26.3 APPLICABLE LAW. This lease shall be governed and interpreted solely by the laws of the State of Texas then in force. Each number, singular or plural, as used in this lease, shall include all numbers, and each gender shall be deemed to include all genders.

     26.4 TIME AND JOINT AND SEVERAL LIABILITY. Time is of the essence in this lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the premises to Tenant. All the terms, covenants and conditions contained in this lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy.

     26.5 JOINT VENTURE. Any intention to create a joint venture or partnership relationship between Landlord and Tenant is hereby expressly disclaimed.

27. WITHHOLDING OF CONSENT

     27.1 It is expressly understood with respect to Sections 9.1 of this lease that Landlord shall not be liable for damages, even though withholding of the Landlord's consent shall be found unreasonable, so that Tenant's remedy in such event shall be limited to injunctive relief.

28. ENTIRETY CLAUSE

     28.1 This lease contains and embraces the entire agreement between the parties hereto and it or any part of it may not be changed, altered, modified, limited, terminated, or extended orally or by any agreement between the parties unless such agreement be expressed in writing, signed and acknowledged by the parties hereto, their legal representatives, successors and assigns, except as may be expressly otherwise provided herein.

29. NO REPRESENTATIONS

     29.1 Landlord or Landlord's agent have made no representations or promises with respect to the building, the land upon which the building is erected, or the premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant, by implication or otherwise, except as expressly set forth in the provisions of this lease.

30. QUIET ENJOYMENT

     30.1 Tenant, subject to the terms and provisions of this lease on payment of the rent and observing, keeping and performing all the terms or provisions of this lease on its part to be observed, kept and performed shall lawfully, peacefully and quietly have, hold and enjoy the Demised Premises during the term hereof on and after the term commencement date without hindrance or ejection by Landlord and any persons lawfully claiming under Landlord, subject, nevertheless, to the terms and conditions of this lease and to any ground or underlying lease and/or mortgage(s). It is understood and agreed, however, that this covenant and any and all other covenants of Landlord contained in this lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.

31. RULES AND REGULATIONS

     31.1 Tenant and Tenant's agents, employees and invitees will comply fully with any reasonable rules and regulations governing the operation and use of the premises or the common service drives, parking areas, and railroad spur
(if any) situated upon the project which are hereinafter imposed by Landlord upon all tenants of the Project in order to preserve the rights and peaceful occupancy of all tenant of the Project, described on Exhibit "D" attached hereto; provided such rules do not discriminate against Tenant or require Tenant to incur any cost in order to comply therewith. In the event any such rules conflict with Tenant's rights hereunder, the terms of this Lease shall control.

     31.2 (a) As used in this Lease, "Legal Requirements" shall mean any applicable law, statute, ordinance, order, rule, regulation, decree or requirement of a Governmental Authority, and "Governmental Authority" shall mean the United States, the state, county, city and political subdivisions in which the Project is located or which exercise jurisdiction over the Project, and any agency, department, commission, board, bureau or instrumentality of any of them which exercise jurisdiction over the Project. Tenant, at Tenant's sole cost and expense, shall comply with, and shall cause its employees, contractors and agents to comply with, and shall use its best efforts to cause its customers, visitors and invitees to comply with, all Legal Requirements relating to the use, condition or occupancy of the Demised Premises
(including, without limitation, all Legal Requirements applicable to Tenant's business and operations in the Demised Premises and all orders and requirements imposed by any health Officer, Fire marshal, Building Inspector or other Governmental Authority) and with the rules of the Project adopted by Landlord from time to time for the safety care and cleanliness of the Demised Premises and the Project and for preservation of good order therein (the "Project Rules"). Without limitation of the foregoing, Tenant agrees that it shall be responsible, at Tenant's sole cost and expense, for complying with the Americans With Disabilities Act, and the rules and regulations promulgated pursuant


                                                   INITIALS:

                                                   LANDLORD: /s/ RLW
                                                            --------------

                                                   TENANT:  /s/  MS
                                                            --------------
thereto, as such Act, regulations and rules are applicable to the use, condition or occupancy of the Demised Premises. Notwithstanding the foregoing, Landlord shall be responsible for compliance with all legal requirements as same relate to the roof, exterior or structural elements of the building of which the Demised Premises are a part. In the event of any conflict between the provisions of this Lease and the Project Rules, the provisions of this Lease shall control.

                (b) Without limiting the provisions of subsection (a) above, Tenant shall comply with all applicable legal requirements regarding health, safety or the environment (the "Environmental Laws"), including without limitation the application for and maintenance of all required permits, the submittal of all notices and reports, proper labeling, training and recordkeeping, and timely and appropriate response to any release or other discharge of a substance under Environmental Laws. In no way limiting the generality of the foregoing, Tenant shall not cause the use, generation, storage or disposal in or about the Demised Premises, the Project or the Complex of any substances, materials or wastes subject to regulation under Legal Requirements from time to time in effect concerning hazardous, toxic or radioactive materials (the "Hazardous Materials"), unless Tenant shall have received Landlord's prior written consent, which consent Landlord may withhold or revoke at any time in its sole discretion. Additionally, Tenant shall not permit to be present upon the Demised Premises, or contained in any transformers or other equipment thereon, any PCB's. "PCB" means any oil or other substance containing polychlorinated biphenyl (as defined in 40 CFR 761.3). Tenant shall not place any asbestos, or any structures, fixtures, equipment or other objects or materials containing asbestos on the Demised Premises. Tenant shall immediately notify Landlord of the presence of any Reportable Quantity (defined below) of a hazardous substance, extremely hazardous substance or toxic pollutant on or about the Demised Premises. As used in this Lease, "Reportable Quantity" shall mean that amount defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Federal Water Pollution Control Act, as amended, pertinent regulations thereunder or other relevant Environmental Laws.

                TENANT SHALL INDEMNIFY, PROTECT, DEFEND (WITH COUNSEL REASONABLY APPROVED BY LANDLORD) AND HOLD LANDLORD AND ITS PARTNERS, AND THE RESPECTIVE DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES AND AGENTS OF LANDLORD AND ITS PARTNERS, HARMLESS FROM ANY AND ALL OBLIGATIONS, CLAIMS, ADMINISTRATIVE PROCEEDINGS, JUDGEMENTS, DAMAGES, FINES, COSTS, AND LIABILITIES, INCLUDING REASONABLE ATTORNEYS' FEES INCURRED IN ENFORCING THIS LEASE, PERFORMANCE ON TENANT'S BEHALF, OR COLLECTING ANY SUMS DUE HEREUNDER, (COLLECTIVELY, THE "COSTS") THAT ARISE DIRECTLY OR INDIRECTLY FROM OR IN CONNECTION WITH THE PRESENCE, SUSPECTED PRESENCE, RELEASE (DEFINED BELOW), OR SUSPECTED RELEASE OF HAZARDOUS MATERIALS ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE ACTION OR INACTION OF TENANT, OR TENANT'S OFFICERS, DIRECTORS, PARTNERS, AGENTS, EMPLOYEES, CONTRACTORS, SUBTENANTS, INVITEES AND VISITORS. As used in this Lease, "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles). If Landlord incurs any Costs, Tenant shall pay to Landlord the amount thereof upon demand. Without limiting the generality of the foregoing, there shall be included in Costs, capital, operating, and maintenance costs incurred in connection with any investigation or monitoring of site conditions, any clean up, containment, remedial, removal or restoration work required or performed by any federal, staff or local governmental agency or political subdivision or performed by any nongovernmental entity or person.

33.     ABANDONED PROPERTY

        33.1 All of Tenant's furniture, movable trade fixtures and personal property not removed from the premises within five (5) days of Landlord's written request at the termination of this lease, whether such termination occurs by lapse of time or otherwise, shall be conclusively presumed abandoned by Tenant, and Landlord may declare such property to be the property of Landlord or may dispose of the property by any method Landlord deems advisable, at Tenant's expense. Landlord's rights under this paragraph shall be cumulative of Landlord's rights under Section 15 above.

34.     FORCE MAJEURE

        34.1 In the event Landlord shall be delayed, hindered or prevented from the performance of any act required under this lease by reason of acts of God, acts of common enemies, fire, storm, flood, explosion or other casualty, strikes, lockouts, labor disputes, labor troubles, inability to procure materials, failure of power, restrictive governmental laws of regulations, riots, insurrection, war, settlement of losses with insurance carriers, injunction, order of any court or governmental authority, or other cause not within the reasonable control of Landlord, then the performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay.



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                                      12

35.     TRANSFER OF LANDLORD'S RIGHTS

        35.1 Landlord shall have the right to transfer and assign, in whole or in part, all and every feature of Landlord's rights and obligations under this lease and in the building and property referred to in this lease. In such event, Landlord shall be released from any further obligation under this lease, and Tenant shall look solely to Landlord's successor for the performance of such obligation.

36.     PARKING

        36.1 Tenant shall have the nonexclusive use in common with Landlord, other tenants, their employees, guests and invitees, of parking areas, situated in the Project subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord reserves the right to designate parking areas for the use of tenants and their employees; and the tenants and their employees shall not park in parking area not so designated.

37.     REAL ESTATE COMMISSION

        37.1 Landlord and Tenant represent that they have not contracted with or dealt with any realtor, agent, broker or third party in connection with this Lease other than R.L. Worth & Associates, Ltd. and Aequus Real Estate Service; to each party's knowledge, no other person, firm or individual is entitled to or has a claim for a commission or fee arising out of or in connection with the execution of this Lease.

38.     EXHIBITS

        38.1 PART OF LEASE. Exhibits A (Site Plan), B (Legal Description), C (Landlords's Work), C-1 (Construction Drawings), D (Building Rules & Regulations), E (Prism Lease Inserts), & F (Non-Disturbance Agreement) attached hereto have been added prior the execution hereof and by this reference are deemed a part of this lease.

39.     ADDITIONAL PARAGRAPHS

        39.1 Option to Renew - Provided that Tenant is not in default hereunder and has not assigned this Lease or sublet the premises or any part thereof, Landlord hereby grants to Tenant separate and successive options to extend this lease for two (2) additional five (5) year terms exercisable by giving Landlord written notice at least one hundred eighty (180) days prior to the expiration of the Lease term or the first option terms, as applicable. During each option term, all provisions of the Lease shall fully apply, except that during said option terms, the base rent shall be adjusted at the beginning of the option term in accordance with the following provisions:

                The annual base rent payable by Tenant during the option term shall be adjusted in accordance with the increase, if any, in the cost of living based upon "The Consumer Price Index for all urban consumers for all items based upon the U.S. City average before seasonal adjustment (1982 - 84 =
100) (hereinafter called the "Index"), published by the Bureau of Labor Statistics of the United States Department of Labor. For the "First Option Term," the Index number for the month of January, 1997 shall be the "Base Index Number," and the Index number for the month of January, 2002 shall be the "Current Index Number." For the "Second Option Term," the Index number for the month of January, 2002 shall be the "Base Index Number," and the Index number for the month of January, 2007 shall be the "Current Index Number." The Current Index Number shall be divided by the Base Index Number and any resulting positive number shall be deemed to be the increase in the cost of living. Such increase in the cost of living multiplied by the amount of the base rent paid during the preceding year shall be the increase in Rent required to be determined by this paragraph. Provided, however, in no event shall the base rent payable during an option term be less than the rent payable for the year prior to the year of rent adjustment, nor shall the base rent increase by more than a three and one-half percent (3.5%) per year inflation rate for the period between the applicable Base Index Number and the Applicable Current Index Number.

                If the CPI called for by this formula is no longer published, or if the format of it has changed so that this calculation is no longer possible, then another substantially comparable index shall be substituted in the formula by agreement of the parties. If the parties cannot agree on the substitute index, then the substitute index shall be selected by a committee composed of three independent certified public accountants, one selected by Landlord, one selected by Tenant, and one selected by the other two certified public accountants.

        39.2 Arbitration - LANDLORD and TENANT agree that if a dispute arises between them relating to this lese, they will settle the dispute by the alternative dispute resolution procedures (ADR) described in this paragraph instead of pursuing any other available legal remedies. Either party may give written notice to the other that a dispute exists and that such party desires to pursue ADR. Such notice must identify a neutral person not affiliated with either of the parties (the "Mediator") to negotiate a resolution of the dispute. LANDLORD and TENANT shall have thirty (30) days after delivery of such notice to agree upon a mediator and participate in good faith in the ADR to its conclusion as determined by the mediator. If the parties are not successful in resolving the dispute through ADR within such 30-day period, then LANDLORD and TENANT agree that the dispute shall be settled by binding arbitration in accordance with the


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                                      13

Commercial Arbitration Rules of the American Arbitration Association (AAA).
The AAA shall select one arbitrator who shall be knowledgeable in the subject matter of the dispute. The award of the arbitrator shall be final and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. Depositions may be taken and other discovery conducted in any arbitration under this lease. The provisions of this paragraph shall survive the termination or amendment of this lease unless the parties otherwise agree in writing. LANDLORD and TENANT acknowledge that this lease evidences a transaction involving interstate commerce. The Federal Arbitration Act shall govern the interpretation and enforcement of this agreement to arbitrate and any arbitration proceedings conducted pursuant to this agreement. The arbitrator shall award attorney's fees and all arbitration costs and related expenses to the prevailing party. Venue for any arbitration proceeding will be in Bexar County, Texas.

EXECUTED THIS 20 day of May, 1997.

LANDLORD:                                       TENANT:
ALAMO FAIRGROUNDS,LTD.                          PRISM TECHNOLOGIES INC.

By: /s/ Robert L. Worth, Jr.                    By: /s/ Merle Smith
-------------------------------                 --------------------------
   Robert L. Worth, Jr., Manager                    Merle Smith, President
   R.L. Worth & Associates, Ltd.
   General Partner

ADDRESS:                                        ADDRESS:
4040 Broadway, Suite 522
-------------------------
San Antonio, Texas 78209                        6952 Fairgrounds Pkwy.
-------------------------                       ----------------------
Office Telephone No. (210) 822-5220             Home Office Phone No. 520-8051
                     --------------                                  ----------
Tax I.D. No.                                    Home Office Fax No.  520-8039
             ----------------------                                  ----------
                                                Local Office phone No. 520-8051
                                                                      ---------
                                                Tax I.D. No. 74-265-3689
                                                            --------------




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
                                 EXHIBIT "A"



                                  [Diagram]













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


                                 EXHIBIT "B"


LEGAL DESCRIPTION:

            Lot 3, Block 4, New City Block 17246, FAIRGROUNDS PARKWAY EXTENSION, City of san Antonio, Bexar County, Texas, according to plat recorded in Volume 9508, Page 102, Deed and Plat Records, Bexar County, Texas.












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                                      15

                                 EXHIBIT "C"






Add Insert.













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                                      16

                                 EXHIBIT "D"

                        BUILDING RULES AND REGULATIONS


1. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the premises for Tenant, to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

2. No Tenant shall at any time occupy any part of the Building as sleeping or lodging quarters.

3. Tenant shall not place, install or operate on demised premises or in any part of Building, any engine, stove or machinery or conduct mechanical operations or cook thereon or therein, or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics or any other flammable, explosive or hazardous material without prior written consent of Landlord.

4. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

5. No birds, fowl or animals shall be brought into or kept in or about the building, except seeing eye dogs.

6. None of the entries, passages, doors, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for access or egress by Tenant, Tenant's agents, employees or invitees.

7. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed and any damage resulting to them from misuse, or the defacing or injury of any part of the Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

8. No person shall disturb the occupants of the building by the use of any musical instruments, the making of unseemly noises, the emission of odors or other unreasonable use.

9. Nothing shall be thrown out of the windows of the Building, or down the stairways or other passages.

10. Tenant shall not store any materials, equipment, products, etc. outside the leased premises.

11. Tenant shall not erect any sign or other insignia upon any part of the building or other portion of the leased premises without the prior written consent of the Landlord.

12. Tenant shall comply with all local and federal codes and ordinances. In the event of fire or code problems, Tenant shall comply with said requirements.

13. Tenant shall at least on an annual basis have the heating, ventilation, and/or air conditioning system(s) completely checked out and repaired if necessary. Additionally, the Tenant shall have the filters on said system(s) changed at least on a quarterly basis.

14. Landlord may provide for trash pick-up and removal. The cost for this service is billed back as a common area maintenance expense.

15. Tenant agrees not to abuse the parking rights as provided by the building. Additionally, the parking of cars of Tenant's personnel will not interfere with the operation of the other tenants in this building.

16. The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgement of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its Tenants, their agents, employees and invitees, which rules when made and notice thereof given to a Tenant shall be binding upon Tenant in like manner as if originally herein prescribed. In the event of any conflict, inconsistency, or other difference between the terms and provisions of these Rules and Regulations, as now or hereafter in effect and the terms and provisions of any lease now or hereafter in effect



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
between Landlord and Tenant, the Lease shall control.

























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
                                 EXHIBIT "E"


                             PRISM LEASE INSERTS



This Exhibit "E" - "Prism Lease Inserts" is made a part of and attached to that certain Standard Lease (Office Service and Warehouse) dated May ___, 1997, by and between Alamo Fairgrounds, Ltd. ("Landlord") and Prism Technologies, Inc. ("Tenant") (the "Lease"). Each of the inserts set forth herein is incorporated into the Lease in the place referenced in the Lease as if same were fully set forth in the Lease itself.


Insert 1.

Landlord shall pay all Taxes as soon after receiving the tax bill from the appropriate taxing authority as is possible so as to take full advantage of all available discounts offered by taxing authorities for early payment. In addition, Landlord shall, upon Tenant's reasonable request, contest the assessed valuation of the Property for purposes of calculating the Taxes owed. Any savings resulting from said contest shall be passed on to Tenant after Landlord deducts the reasonable expenses incurred by it in connection with such contest. If Landlord contests said valuation at Tenant's request and is unsuccessful in obtaining any reduction therein, Tenant shall pay all reasonable costs and expenses incurred by Landlord in connection with such contest. If Landlord has not contested the taxes in a timely manner, then in the alternative, Tenant may elect to contest the valuation of the Premises itself and in such event Landlord shall cooperate fully with Tenant in such contest.

Insert 2.

Common Area Costs shall not include (i) Landlord's debt service obligations attributable to the common areas, (ii) any cost or expenses properly chargeable to capital accounts under Generally Accepted Accounting Principles, (iii) any portion of insurance costs which are attributable to any debit modifiers or other penalties relating to the prior loss experience of Landlord at other properties of Landlord, (iv) advertising and promotional expenses, (v) the cost of any repairs which are customarily covered by any insurance policy either (a) required to be maintained hereunder or (b) from which the proceeds are recoverable by Landlord or by any warranty given by manufacturers, distributors or service providers, (vi) ground rents, (vii) any costs to correct construction defects, (viii) costs incurred in connection with hazardous waste removal, (ix) any amounts paid for goods or services at greater than the prevailing market rates for such goods or services at the time provided, and
(x) any fines or penalties incurred in connection with the ownership or operation of the Project. Such excluded items shall be Landlord's sole expense. Notwithstanding anything provided above, Tenant shall have the right to demand that Landlord furnish it with certified statements regarding the Common Area Costs, certified by Landlord's General Partner.

                              /s/  RLW                 /s/   MS
                              -----------------        -----------------
                              Landlord's               Tenant's
                              Initials                 Initials

Insert 3.

In the event that Landlord shall default in the performance of any covenant, condition or other provision of this Lease, and such default remains uncured beyond any applicable cure period expressly provided herein or, if no such cure period is provided, beyond thirty (30) days from and after the date Landlord receives notice of such default (or such longer period as may be reasonably required to cure such default with the exercise of due diligence and reasonable efforts so long as Landlord promptly commences and diligently pursues such cure without interruption) (except in the case of emergency, in which case Tenant shall not be obligated to give Landlord notice and opportunity to cure), Tenant may, at its option, without waiving any claim for breach of Landlord's obligations, cure such default for Landlord at Landlord's expense. Landlord shall reimburse Tenant upon Tenant's demand all reasonable costs and expenses incurred by Tenant in curing Landlord's default. All such sums not reimbursed to Tenant on demand shall accrue interest at the rate of ten percent (10%) per annum, and may be offset by Tenant against rental payments due under this Lease, but the offset will be limited to fifty percent (50%) of rental payments as they come due, so long as sufficient time remains on the term of this Lease for Tenant to fully recapture the amounts to which it is entitled hereunder on such basis. If sufficient time does not so exist, the amounts to which Tenant shall be entitled to offset shall equal the amount of the monthly payment which would be due under an amortization of a promissory note having a principal amount equal to the amount to which Tenant is entitled to offset, bearing interest at the rate of ten percent (10%) per annum and having a maturity equal to the period of time from the date Tenant's offset right vests until the then scheduled expiration date of this Lease, absent any subsequent renewals to which Tenant may be entitled. Notwithstanding the foregoing, if Landlord disputes the validity of Tenant's claim, Landlord shall send Tenant written notice of such dispute within twenty (20) days from and after the date of Tenant's demand for reimbursement. If Tenant and Landlord cannot resolve their differences on or before the date which is thirty (30) days from the date of Tenant's demand, Landlord and Tenant agree that the question as to the validity of the claim for reimbursement and offset shall be submitted to binding arbitration under the commercial arbitration rules of the American Arbitration Association then pertaining. The party who prevails in the arbitration proceeding shall, in addition to the awards set forth by the arbitrator, receive from the other all costs and expenses (including, without limitation reasonable attorney's fees) incurred by it in connection with such proceedings from the non-prevailing party. Also, the non-prevailing party will be obligated to pay all of the costs and expenses of the arbitration.


Insert 5.

"Exhibit C" Landlord's Work.

1. Landlord shall, at its own expense, demolish a portion of the existing party wall in the warehouse area of the Premises in accordance with Tenant's directions.

                                                /s/  RLW          /s/  MS
                                                ------------      -----------
                                                Landlord's        Tenant's
                                                Initials          Initials

2. Landlord, contemporaneously with the execution hereof, shall pay Tenant the amount of $3,000.00 for architectural services previously incurred by Tenant in connection with other properties.

3. Tenant shall prepare plans and specifications for the construction of such improvements to the Premises as Tenant desires. The plans and specifications (hereinafter referred to as the "Plans") shall be prepared by Landlord's architect at Tenant's direction. Upon Tenant's approval of the Plans, they will be attached hereto as Exhibit "C-1". Tenant's approval of the Plans shall constitute only Tenant's approval of the general design and layout scheme described in such Plans; it shall not, however, make Tenant responsible in any way for the technical adequacy of such Plans, or for any liabilities arising out of the construction of the Premises. Landlord acknowledges that the Plans will call for construction in two (2) phases. Phase I shall consist of all office areas and breakrooms , the "heat pack room", the "tank area", the "shipping and receiving area" and all related systems and facilities to any of the foregoing. Phase II of the construction shall include the remainder of the Premises including, without limitation, the clean room, the mold making shop, the injection mold area, the cooler, and installation of owner air-conditioning units. Upon delivery of the Plans, Landlord shall obtain competitive bids from three (3) qualified commercial contractors in the San Antonio, Texas area to perform the work set forth on the Plans. Upon receipt of said bids, Landlord and Tenant shall jointly select the best bid, which may not necessarily be the lowest bid for such work. In the event Landlord and Tenant cannot agree on the best bid, Tenant's selection shall control. Upon selection of the contractor for the work, Landlord shall cause all work indicated on the Plans to be constructed in a good and workmanlike manner in accordance with the Plans. Phase I work must be finally completed by September 1, 1997. Landlord shall provide a finish out allowance of $53,000.00 to be applied against the cost of the work described in the Plans. All costs and expenses above $53,000.00 shall be paid to Landlord by Tenant. Landlord and Tenant shall pay the finish-out contractor on a pro-rata basis as monthly progress payments are approved by Landlord's architect. Lien releases will be required for all draws.

4. Landlord shall, subject to contribution as set forth herein, at Landlord's cost and expense, cause the electrical service to the Premises to be increased from 220 volt service to 440 volt service and install all ancillary facilities necessary to accommodate said increase in voltage, including, without limitation, paying all expenses to the incurred by any contractor in connection therewith. Tenant shall reimburse Landlord for a portion of the direct hard costs incurred by Landlord in connection with such increase equal to the lessor of (i) one-half (1/2) of the cost thereof or (ii) $5,000.00. Such upgrade must be completed prior to June 15, 1997.






                                      /s/  RLW               /s/  MS
                                      -------------------    -----------------
                                      Landlord's Initials    Tenant's Initials

                       NON-DISTURBANCE, ATTORNMENT AND
                           SUBORDINATION AGREEMENT
                                 EXHIBIT "F"


        THIS AGREEMENT is made this ____ day of June, 1997 by and between United Services Life Insurance Company, a Virginia corporation ("Lender"), and

--------------------------------------------------------------------------------
("Tenant")

        WHEREAS, Tenant is the tenant under that certain lease dated May , 1997 ("Lease"), with Alamo Fairgrounds, Ltd., a Texas limited partnership, as landlord ("Landlord"); and

        WHEREAS, by the Lease, Landlord leased and demised to Tenant certain space within the office/warehouse project known as 6902 Fairgrounds Parkway, situated upon certain real property in San Antonio, Bexar County, Texas more particularly described in Exhibit A attached hereto and incorporated herein, (said real property and improvements and all other related property being hereinafter called the "Property"), at the rentals, for the term, and subject to the provisions set forth in the Lease; and

        WHEREAS, Lender has made or is about to make a first mortgage loan to Landlord evidenced or to be evidenced by a note ("Note") and secured or to be secured, among other things, by one or more deeds of trust and other security documents (together, the "Deed of Trust"); and

        WHEREAS, the Deed of Trust conveys or is to convey the Property and certain other property to Harry F. Schwethelm, as trustee, in trust to secure payment of the Note, the Deed of Trust being or to be recorded in the Official Records of Real Property of Bexar County, Texas; and

        WHEREAS, Lender and Tenant desire to establish between themselves certain rights, obligations, and priorities, all as more fully hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and of the mutual promises set forth herein, and other good valuable consideration acknowledged by the parties hereto each to the other, receipt whereof being hereby acknowledged, the parties hereto, intending to be legally bound hereby, acknowledge, covenant, and agree as follows:

        1. Tenant acknowledges the Deed of Trust as superior to the Lease in estate, title and lien, as if the Deed of Trust had been executed and recorded prior to execution or recordation of the Lease and prior to the Tenant's taking possession of the Property.

        2. In the event of foreclosure under the Deed of Trust, Tenant will attorn to the purchaser at such foreclosure sale as its landlord.

        7. Nothing herein contained shall be deemed to alter or modify the Note, the Deed of Trust, or the Lease.

        8. Each of the parties hereto agrees, promptly upon the request of the other, to execute such further assurances as may be necessary or requisite to accomplish the purposes of this Agreement.

        9. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

        IN WITNESS WHEREOF, Lender and Tenant have executed this Agreement in their respective corporate names as of the date first hereinabove written.

                                        TENANT:
                                        PRISM TECHNOLOGIES, INC.

                                        By:/s/ Merle Smith
                                           ----------------------------------
                                           Merle Smith, President





                                        LENDER:

                                        United Service Life Insurance Company

                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------

                                 EXHIBIT "A"


Lot 3, Block 4, New City Block 17246, Fairground Parkway Extension, City of San Antonio, Bexar County, Texas, according to plat recorded in Volume 9508, Pages 99-102, Deed and Plat Records of Bexar County, Texas;

Together with all right, title and interest in and to that certain Declaration of Private Reciprocal Access Easement dated May 13, 1986, recorded in Volume 3695, Page 690, Official Public Records of Real Property of Bexar County, Texas, executed by ADI Real Estate Joint Venture No. 2, a Texas joint venture.